UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2005

GERBER SCIENTIFIC, INC. (Exact name of Registrant as specified in its charter)

CONNECTICUT	1-5865	06-0640743
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

83 Gerber Road West, South Windsor, Connecticut	06074
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code:	(860-644-1551)

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

a)  On August 25, 2005, the Audit Committee of the Board of Directors of Gerber Scientific, Inc. (the "Registrant") dismissed KPMG LLP as the Registrant's independent registered public accounting firm.

The audit reports of KPMG LLP on the consolidated financial statements of the Registrant as of and for the fiscal years ended April 30, 2005 and 2004, management's assessment of the effectiveness of internal control over financial reporting as of April 30, 2005, and the effectiveness of internal control over financial reporting as of April 30, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant's fiscal years ended April 30, 2005 and 2004 and during the subsequent interim period through August 25, 2005, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused KPMG LLP to make reference thereto in its reports on the financial statements of the Registrant for such fiscal years.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred within the Registrant's fiscal years ended April 30, 2005 and 2004 or the subsequent interim period through August 25, 2005.

The Registrant provided KPMG LLP with a copy of the foregoing disclosures and requested KPMG LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether KPMG LLP agrees with the foregoing statements made by the Registrant and, if not, stating the respects in which it does not agree. A copy of the letter, dated August 31, 2005, furnished by KPMG LLP is filed as Exhibit 16.1 to this current report on Form 8-K.

b)  On August 30, 2005, the Audit Committee of the Board of Directors of the Registrant engaged PricewaterhouseCoopers LLP as the Registrant's new independent registered public accounting firm. During the Registrant's fiscal years ended April 30, 2005 and 2004 and during the subsequent interim period through August 30, 2005, neither the Registrant nor anyone on the Registrant's behalf consulted PricewaterhouseCoopers LLP regarding any of the matters referred to in Item 304(a)(2) of Regulation S-K.

 Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

     The following is furnished as an Exhibit to this report:
Exhibit No.	Description of Exhibit
16.1	Letter re: change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERBER SCIENTIFIC, INC.
(Registrant)

Date:	August 31, 2005	By:	/s/ Anthony L. Mattachione
Anthony L. Mattachione (Duly Authorized Officer and Principal Accounting Officer)